WARRANT NO. 001

                      WARRANT FOR PURCHASE OF COMMON STOCK


     THIS WARRANT AND THE COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE OR OTHER JURISDICTIONS SECURITIES LAW. NEITHER THIS WARRANT NOR THE COMMON STOCK PURCHASABLE HEREUNDER MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE OR OTHER JURISDICTION SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                               theglobe.com, Inc.
                        (the "Company" or "Corporation")

                              Purchase Warrant for
                                  Common Stock

     THIS INSTRUMENT certifies that, FOR VALUE RECEIVED, _________with an address of _________________________(the "Holder"), or his registered assigns, is entitled, subject to the terms and conditions set forth in this Warrant for Purchase of Common Stock (this "Warrant"), to purchase from theglobe.com, Inc., a Delaware corporation (the "Company" or the "Corporation"), ______________________________shares of Common Stock, US$.001 par value, of the
Company (the "Shares"), commencing immediately, and ending at 5:00 p.m., New York time, November 12, 2012, for a purchase price of six and one-half cents (US$0.065) per Share (the "Exercise Price"), such number of Shares and Exercise Price being subject to adjustment from time to time as set forth in Sections 3 and 4 below.

     This Warrant is subject to the following provisions, terms and conditions:

SECTION 1. Warrant Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, by the presentation and surrender of this Warrant with the form of the Exercise Form attached hereto as SCHEDULE A duly executed, at the principal office of the Company, and by tender to the Company of the purchase price set forth above as the Exercise Price, either (a) in cash or by certified check or bank cashier's check, payable to the order of the Company, or, at the option of the Holder, (b) by surrendering such number of shares of Common Stock received upon exercise of this Warrant with a "fair market value" (as hereinafter defined) equal to the Exercise Price (a "Cashless Exercise"). Upon receipt of the foregoing, the Company will without delay and as promptly as possible to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder. With respect to any exercise of this Warrant, the Holder will for all purposes be deemed


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to  have  become  the  holder  of record of the number of shares of Common Stock purchased hereunder on the date this Warrant, a properly Executed Exercise and payment of the Exercise Price is received by the Company (the "Exercise Date"), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Fractional shares of Common Stock will not be issued upon the exercise of this Warrant. In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the fair market value of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date. In the event this Warrant is exercised in part, the Company shall issue a new Warrant Certificate to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable.

     If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                          A

Where:
               The number of shares of Common Stock to be issued to
     X      =  Holder;

               The number of shares of Common Stock for which Holder
     Y      =  has exercised this Warrant;

               The fair market value of one share of the Company's
     A      =  Common Stock (on the Exercise Date); and

     B      =  Exercise Price (as adjusted to the date of such calculation)

For purposes of this Section, the "fair market value" of the Company's Common Stock on the Exercise Date shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the average closing price on such exchange for the thirty (30) trading days immediately prior to the Exercise Date; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System (or a similar system then in use), the average last reported sales price so reported for the thirty (30) days immediately prior to the Exercise Date; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the OTC Bulletin Board by NASDAQ (or, if not so reported, by the National Quotation Bureau or any successor service, including the BBX), the average of the high bid and low ask prices so reported for the thirty (30) trading days immediately prior to the Exercise Date. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the period in question, then that current market price shall be determined as of the latest thirty (30) day period


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for  which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the OTC Bulletin Board for 30 or more days immediately prior to the date in question, in which case the fair market value shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company. Upon any partial exercise of this Warrant, there shall be countersigned and issued to the holder hereof a new Warrant in respect of the Shares as to which this Warrant shall not have been exercised.

SECTION 2. Reservation of Shares. The Company covenants and agrees:

(i) That all Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and

(ii) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

SECTION 3. Adjustment of the Warrant Exercise Price.

                    a.    Adjustments for Subdivision, Dividends, Combinations
                          ----------------------------------------------------
          or Consolidations of Common Stock.
          ---------------------------------

                         (i) If the Corporation shall at any time or from time to time after the date that this Warrant is issued (the "Original Issue Date") effect a combination or consolidation of the outstanding Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                         (ii) In the event the Corporation shall declare or pay any dividend on the Common Stock payable in Common Stock or in the event the outstanding shares of Common Stock shall be subdivided, by reclassification or otherwise than by payment of a dividend in Common Stock, into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such dividend or subdivision shall be proportionately decreased.

                              a.   in  the  case  of  any  such  dividend,
          immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or


                              b. in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.


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
                         If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the applicable Exercise Price that became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the applicable Exercise Price shall be adjusted as of the time of actual payment of such dividend.

                    b.   Adjustment  for  Other  Dividends and Distributions. If
                         ---------------------------------------------------
          the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, in each such event provision shall be made so that the holder of the Warrant shall receive upon Exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Corporation that it would have received had its Warrant been exercised for Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this
          Section 3 with respect to the rights of the holder of the Warrant or with respect to such other securities by their terms.

                    c.   Adjustment  for  Reclassification,  Exchange  and
                         -------------------------------------------------
          Substitution.  If  at any time or from time to time after the Original
          ------------
          Issue Date, the Common Stock issuable upon the exercise of the Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 3), in any such event the holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which this Warrant could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.


                    d.   Certificate  as  to Adjustments. Upon the occurrence of
                         -------------------------------
          each adjustment or readjustment of the Exercise Prices pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Warrant, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of a Warrant, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Prices at the time in effect,


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          and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

SECTION 4. Adjustments of Number of Shares Issuable Upon Exercise. Upon each adjustment of the Exercise Price pursuant to Section 3 hereof, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price in effect on the date purchase rights under this Warrant are exercised, the number of Shares of Common Stock, calculated to the nearest number of shares, determined by (a) multiplying the number of Shares of Common Stock purchasable hereunder immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to such adjustment, and (b) dividing the product so obtained by the adjusted Exercise Price in effect on the date of such exercise.

SECTION 5. Fractional Interests. Except as provided in Section 1, if any fraction of a Share is issuable on the exercise of this Warrant, the Company shall be required to and shall issue such fractional Share on the exercise of this Warrant.

SECTION 6. No Rights as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder or his transferees any rights as a shareholder of the Company.

SECTION 7. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 8. Applicable Law. This Warrant shall be deemed to be a contract made under and construed in accordance with the laws of the State of Delaware.

SECTION 9. Benefits. This Warrant shall not be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

SECTION 10. Transferability. This Warrant shall not be transferrable by the Holder for a period of one (1) year from the date of issue. Thereafter, no transfer of this Warrant shall be effective unless and until registered on the books of the Company maintained for such purpose, and the Company may treat the registered holder as the absolute owner of this Warrant for all purposes and the person entitled to exercise the rights represented hereby. No such transfer of this Warrant shall be effective unless prior to any transfer or attempted transfer of Warrant, or any interest herein, the Holder shall give the Company written notice of his or its intention to make such transfer, describing the manner of the intended transfer and the proposed transferee. Promptly after receiving such written notice, the Company shall present copies thereof to counsel for the Company and to any special counsel designated by the Holder. If in the opinion of each of such counsel the proposed transfer may be effected without registration of either the Warrant or the Common Stock purchasable hereunder under applicable federal or state securities laws (or other applicable jurisdiction's law), the Company, as promptly as practicable, shall notify the Holder of such opinions, whereupon this Warrant (or the interests therein) proposed to be transferred shall be transferred in accordance with the terms of said notice. The Company shall


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
not be required to effect any such transfer prior to the receipt of such favorable opinion(s); provided, however, the Company may waive the requirement that Holder obtain an opinion of counsel, in its sole and absolute discretion. As a condition to such favorable opinion, counsel for the Company may require an investment letter to be executed by the proposed transferee. Any transferee of this Warrant, by acceptance hereof, agrees to be bound by all of the terms and conditions of this Warrant.

SECTION 11. Investment Representation and Legend. Each Holder by acceptance of this Warrant represents and warrants to the Company that the Holder is acquiring this Warrant, and unless at the time of exercise a registration statement under the Securities Act of 1933, as amended, is effective with respect to the Shares, that upon the exercise hereof the Holder will acquire the Shares issuable upon such exercise, for investment purposes only and not with a view towards the resale or other distribution thereof.

The Holder by acceptance of this Warrant agrees that the Company may affix, unless the Shares issuable upon exercise of this Warrant are registered at the time of exercise, the following legend to certificates for Shares upon the exercise of this Warrant:

     The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act"), and have not been registered under any state or other jurisdiction's securities law, and may not be offered, sold, transferred, encumbered or otherwise disposed of unless there is an effective registration statement under the Securities Act and any applicable state securities laws, or other jurisdiction, relating thereto or unless, in the opinion of counsel acceptable to the Company, such registration is not required.

     IN WITNESS WHEREOF, the Company has duly authorized the issuance of this Warrant as of November 12, 2002.


                                       theglobe.com,  Inc.


                                       By: ______________________________
                                       Name: ____________________________
                                       Title: ___________________________


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


                                   SCHEDULE A

                               THEGLOBE.COM, INC.

                                  EXERCISE FORM



theglobe.com, Inc.
110 East Broward Blvd.
Suite 1400
Ft. Lauderdale, FL 33301

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, ____ of the Shares provided for therein (originally, _____ of the ___________ Shares, and as presently adjusted pursuant to Section 3 thereof, ______ of the _____Shares), and requests that certificates for such Shares be issued in the name of the undersigned and addressed as follows:


                    _______________________________________

                    _______________________________________

                    _______________________________________

                    _______________________________________
                        (Please Print Name, Address, and
                  Social Security or Tax Identification Number)



Dated: ________________, 20___.


Name of Warrantholder:        __________________________________________________
                              (Must be the same as that on the books and records of the Company)


Signature:
                              __________________________________________________


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